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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /	Definitive Proxy Statement
/x/	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
First Team Sports, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/	No fee required.
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

FIRST TEAM SPORTS, INC.

    October 4, 2001

Dear Fellow Shareholder:

URGENT!

The Special Meeting of First Team Sports shareholders is only a few days away. Your Board of Directors has unanimously recommended that shareholders vote in favor of the proposed merger with Gen-X Sports Inc. Under the terms of the proposed merger, First Team shareholders will receive $1.76 per share in cash.

TIME IS SHORT, AND YOUR VOTE IS EXTREMELY IMPORTANT!

Since approval of the merger proposal requires the affirmative vote of a majority of all outstanding shares, your vote is extremely important. According to our latest records, we have not yet received your proxy. Since time is short, we have established a method which will enable you to vote by toll-free ProxyGram. Please follow the simple steps listed below.

If you have any questions or need assistance in the last-minute voting of your shares, please call Innisfree M&A Incorporated, who is assisting us in the solicitation of proxies, toll-free at 888-750-5834.

Very truly yours,

John J. Egart
President, Chief Executive Officer and Director

TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY ARE AVAILABLE TO ASSIST YOU NOW!!!

INSTRUCTIONS

1.
Call Toll-Free 1-877-880-9547, anytime, day or night.

2.
Tell the operator that you wish to send a collect ProxyGram to ID No. 8582, First Team Sports, Inc.

3.
State your name, address and telephone number.

4.
State the bank or broker at which your shares are held and your control number as shown below:

Name:	<NA.1>
Broker:	<Broker>
Control Number:	<ControlNum>
Number of Shares:	<NumShares>
5.
Give the operator your voting preferences, using the proxy text below.

First Team Sports, Inc.
1201 Lund Boulevard
Anoka, MN 55303

Proxy for the October 10, 2001 Special Meeting of Shareholders.

This proxy is solicited by the Board of Directors of First Team Sports, Inc.

The undersigned shareholder of First Team Sports, Inc. ("First Team") hereby appoints John J. Egart, David G. Soderquist and Kent A. Brunner, and each of them, the lawful proxies of the undersigned, each with the power of substitution, to vote as designated below all the shares of Common Stock of First Team held of record by the undersigned on August 24, 2001 at the Special Meeting of Shareholders to be held on October 10, 2001 and any and all adjournments or postponements thereof.

    IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED FOR THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF MERGER, DATED AS OF JULY 13, 2001, BY AND AMONG FIRST TEAM, GEN-X SPORTS INC. AND FTS MERGER CORP., A WHOLLY-OWNED MERGER SUBSIDIARY OF GEN-X SPORTS AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF SHAREHOLDERS.

1.
APPROVAL OF THE AGREEMENT AND PLAN OF MERGER.

/ / FOR	/ / AGAINST	/ / ABSTAIN
2.
IN THE DISCRETION OF THE PROXY HOLDERS, UPON SUCH OTHER MATTER(S) THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF SHAREHOLDERS.

The undersigned hereby revokes any proxies heretofore given to vote at the Special Meeting of Shareholders and acknowledges receipt of the Notice of Special Meeting of Stockholders and the Proxy Statement dated August 28, 2001.

PLEASE GIVE NAME TO THE OPERATOR AS SHARES ARE OWNED. IF A JOINT ACCOUNT, PLEASE GIVE EACH JOINT OWNER'S NAME. IF SIGNING FOR A CORPORATION OR PARTNERSHIP OR AS AGENT, ATTORNEY OR FIDUCIARY, INDICATE THE CAPACITY IN WHICH YOU ARE SIGNING.

Innisfree M&A Incorporated, a proxy solicitation firm, has been engaged by First Team Sports, Inc. to act as proxy solicitor for a fee of $5,000, plus reimbursement of out-of-pocket expenses.

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FIRST TEAM SPORTS, INC.
URGENT!
TIME IS SHORT, AND YOUR VOTE IS EXTREMELY IMPORTANT!
TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY ARE AVAILABLE TO ASSIST YOU NOW!!!
INSTRUCTIONS